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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 19, 2000

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)


Delaware                            0-21097                           84-1294908
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(State or other                   (Commission                    (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                    (Address of principal executive offices)


                                (303) 568-8000
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events

     On September 19, 2000, the U.S. Bankruptcy Court having jurisdiction over the Einstein/Noah Bagel Corp. (the "Company") Chapter 11 reorganization proceeding commenced the confirmation hearing for the joint plan of reorganization proposed by the Company and its majority-owned subsidiary, Einstein/Noah Bagel Partners, L.P. The court considered various procedural matters and adjourned the confirmation hearing to November 6, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 22, 2000

                                       EINSTEIN/NOAH BAGEL CORP.



                                       By: /s/ Paul A. Strasen
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                                           Paul A. Strasen
                                           Senior Vice President

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